Industry-Leading Commercial Vehicle Products

BB&T Capital Markets 31st Annual Transportation Services Conference

February 10, 2016

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ **Business Update**	**Rick Dauch**
• Company Overview	***President & CEO***
• Industry Conditions	
• Commercial Position and 2015 Wins	
• Operational Performance	
• Technology Innovation	
• Global Growth Opportunities	
➢ **Financial Overview**	**Mike Hajost**
• 2015 Guidance Confirmation	***SVP & CFO***
• 2016 Full Year Guidance	
➢ **Summary**	**Rick Dauch**
➢ **Q&A**	**Rick Dauch** **Mike Hajost**

Accuride – A Leader in Wheel-end Solutions



- Over **160 years** of **manufacturing expertise** and **technology leadership**
- **Broad product portfolio** across key wheel and wheel-end markets
- **World-class operating performance** levels
- **Strong, long-term customer relationships**
- **Increasing end market and geographical diversification** improves performance through the cycle
- **Transitioning** from heavy capital investment phase - focus on **cash flow generation** and **global growth** opportunities

Accuride Vision & Values

Our Vision: *Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry*

Our Values:
- Ethical & Respectful
- Customer Centric
- Technology & Quality Leaders
- Cost Competitive
- Safe, Progressive & Inclusive
- Environmentally Conscious
- Fiscally Conservative



Share Price
Grow Globally
Create a competitive cost structure & LEAN operating culture
Divest non-core assets
Fix core business & operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
"GROW" (2015 – 2020)
Profitable Global Growth
"FIX" (2011-2014)
Significant Cultural, Operational & Financial Improvements

Accuride Overview

- **Leading supplier of components to the commercial vehicle industry**
  - #1 producer of steel wheels; #2 producer of aluminum wheels in North America
  - Brake drums, disc wheel hubs and slack adjusters among leaders in their categories in North America
  - Recent acquisition of a 70% stake in Gianetti provides entrance into growing European market
- **3 Business units: Accuride Wheels, Gunite, and Brillion Iron Works**
- **Approximately 2,100 associates in North America with 9 operational sites; 200 associates in Europe with 1 operational site**
- **Industrial Markets Served:**
  - Wheels & Gunite: Class 5-8 OEMs (Truck & Trailer) and Aftermarket segments (OES, WDs, Buying Groups)
  - Brillion: Agricultural, Mining & Industrial; Oil & Gas; Class 5-8 Powertrain (OEM & Tier 1s); *Automotive*
- **Estimated FY 2015 Consolidated Revenue in the range of $675 million to $700 million, as follows:**

Businesses



13.6%
24.8%
61.6%
Wheels
Gunite
Brillion

Customers



16.5%
11.6%
10.4%
7.3%
54.2%
Daimler
Navistar
Volvo/Mack
PACCAR
Other

Markets



0.3%
15.5%
39.0%
13.2%
32.0%
Aftermarket
Class 5-8
Trailer
Military
Other

Steady Industry Growth Projections

Historical and Projected Commercial Vehicle Builds



Higher Projected CAGR
CAGR Avg = 0.2%
CAGR 2016-20 = 3.3%
1,000,000
800,000
600,000
400,000
200,000
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Class 8
Class 5-7
Trailer

- Prior 10 year industry production experienced significant volatility largely impacted by:
  - Pre-buy in 2006 related to regulatory changes
  - Recession in 2009
- Industry projections suggest that the growth rate through 2020 will be more stable than prior 10 years
- Accuride is well-positioned to capitalize on this increased level of growth

Industry growth projections are higher than 10 year historical growth rate

Source: Company data; Class 8, Trailer, and Class 5 – 7 from ACT

2015 Commercial Wins

"By the Numbers"

- **50** Fleets Converted
- **7** Truck OEM Long Term Agreements (LTAs) Completed
- **4** Customer "Top Supplier" Awards
- **3** Trailer OEM LTAs Completed
- **2** Association for Manufacturing Excellence (AME) Awards
- **2** Strategic Acquisitions

Increasing Market Share



Wheels
Brake Drums
Class 5-8
Trailer
Aftermarket
Strong Share Growth
Strong Share Growth
Share Growth
Share Growth Opportunity
Maintaining Share, Mix Change
Steady Share Growth
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
25.0%
20.0%
15.0%
10.0%
5.0%
2014
2015
2016P

Renewed OEM LTAs + Increasing Fleet Specifications = Increased Market Share

Increasing Aftermarket Exposure

Accuride Historical Aftermarket Sales(a)



Class 8 Builds Average: 239
Trailer Shipments Average: 203
Class 5 - 7 Builds Average: 197
$172.0
$176.0
$193.0
$227.3
$243.9
$267.5
$243.3
$251.5
$182.5
$237.0
$259.3
$269.6
$264.1
$253.6
$270
Units (thousands)
Aftermarket Sales (millions)
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
Class 8 Builds
Class 5 - 7 Builds
Trailer Shipments
Aftermarket Sales

Aftermarket as a % of Net Sales



2004 Net Sales by End Market
Trailer 7%
Other 19%
Class 5 - 8 53%
Aftermarket 21%
2015E Net Sales by End Market
Trailer 13%
Other 16%
Class 5 - 8 32%
Aftermarket 39%
18 pt. increase in AM mix

Commentary

- **Increased aftermarket exposure and commitment:**
  - Counter-cyclical elements to new builds (i.e., slower replacement cycle results in higher maintenance costs)
- **Represented the largest single segment of Net Sales by end-market (39%)**
  - Poised for future growth on the back of projected industry wide heavy- and medium-duty aftermarket sales increases through 2018
- **Doubled trailer share through aftermarket channels**

(a) Includes sales from discontinued operations; 2015 Data represents Company's estimate
Source: Company data; Class 8, Trailer, and Class 5 – 7 from ACT

Maintain Operational Excellence

"Fix & Grow" Capex Investments

$208M Total 2011 - '15E


$70
$60
$50
$40
$30
$20
$10
$0
(US$, in millions)
2011
2012
2013
2014
2015E

Lean Implementation

- Began in 2011: leadership support
- VSMs identified opportunities
- Consistent methods & metrics
- Total associate, union engagement
- Involve customers & suppliers

Wheels – Impact of Investment & Lean

- OTD – Before: >93% After: 99%
- PPM – Before: >50 After: <20
- Scrap – Before: >0.8% After: <0.6%
- Lead Times – Before: 20.6 days After: 7.3 days
- Inventory – Before: 37.2 days After: 25.5 days

Gunite – Impact of Investment & Lean

- OTD – Before: <40% After: 99%
- PPM – Before: 12k After: 50
- Scrap – Before: >10% After: <2.5%
- Lead Times – Before: 6-7 wks. After: 1-14 days
- Inventory – Before: >40 days After: 30.7 days

World-Class Operating Performance = Competitive Advantage

Technology Innovation & Leadership

2013

GUNITE



4000X Standard Cast Brake Drum

75-lbs per truck weight savings

2014



STEEL ARMOR

Corrosion Contained

Accuride's coating technology restricts the growth of corrosion by blocking it at the point of entry when, gouges, chips, scrapes and scratches expose the bare metal.



Industry Powder
Accuride Brand Name
Years
1
2
3
4
5

2016-2017



EVERSTEEL

Extended corrosion warranty



Lightweight aluminum wheels



Advanced design lightweight brake drum

Building a Global Footprint

North America

- Best-in-Class operational performance
- Industry leading product technology development
- Expand AL wheel capacity

Europe

- Leverage Accuride's world-class wheel manufacturing capability and product technology
- Support global, regional OEMs
- Expand product portfolio



Enter Europe HD Market
(2015)

Gianetti

Projected Revenue & EBITDA %



(US$, in millions)
$80
$60
$40
$20
$0
20%
15%
10%
5%
0%
-5%
-10%
2015
2016
2017
2018-20
Revenue
EBITDA %

European CV Wheel Market Share



8%
13%
46%
33%
Mefro
Maxion
Gianetti
Others



GIANETTI

Accuride focused on creating a global wheels footprint; Launched with stake in Gianetti Ruote

Diversified Market Exposure

Projected Medium and Heavy Duty Truck Builds



800,000
600,000
400,000
200,000
0
NA CAGR = 5.7%
2016
2017
2018
2019
2020
North America
800,000
600,000
400,000
200,000
0
EU CAGR = 8.0%
2016
2017
2018
2019
2020
Europe
1,500,000
1,000,000
500,000
0
Combined CAGR = 6.9%
2016
2017
2018
2019
2020
North America
Europe

Accuride is now positioned to benefit from the combined compound annual growth rate for North America and Europe, which is 6.9%

- North America: Class 5-7 recovery (housing starts, infrastructure projects)
- Europe: Market recovery, market share growth, product portfolio expansion

Acquisition of majority stake in Gianetti diversifies end-market exposure

Source: Company data; LMC, Class 8, Trailer, and Class 5 – 7 from ACT

Financial Overview

2015 Guidance Confirmation

Consolidated Net Sales and Adj. EBITDA



(US$, in millions)
$750
$700
$650
$600
$550
$500
$120
$110
$100
$90
$80
$70
$60
$705
$78
$700
$675
$85
$80
Net Sales
Adj. EBITDA
Net Sales
Adj. EBITDA
2014 Actual
2015 Guidance

Free Cash Flow



(US$, in millions)
$20
$10
--
($10)
($20)
($30)
($40)
($50)
($30)
($41)
$7
$15
$10
2014
2015E

- **FY 2015 Net Sales and Adj. EBITDA in previous guidance range**
  - Strong Performance in Wheels and Gunite
  - Negatively impacted by Brillion's results
- **Strong Free Cash Flow**
  - Capital requirements for U.S. operations are significantly lower
  - Continued improvements in working capital

2016 Full Year Guidance

Class 8	240K	to	260K
Class 5-7	220K	to	240K
Trailer	270K	to	290K
European HD/MD Trucks	510K	to	530K
Brillion Revenue Growth		Minus 15% to 20%	
Net Sales	$650	to	$700
Adjusted EBITDA	$65	to	$80
Depreciation & Amortization		$48	
Interest Expense		$34	
Cash Pension Funding		$6	

Another strong year despite lower Class 8 demand

Why Accuride is a Good Investment

- **Accuride in Best Operational and Organizational Position in over a Decade**
  - "Fix & Grow" investments yielding world-class operating performance
  - Capable, available capacity to handle higher volumes, gain share
- **Well Positioned for Profitable Growth, Global Expansion**
  - Renewed critical LTAs with truck & trailer OEMs (N.A. & Europe)
  - Leverage award-winning operating performance to capture market share
  - Increasing exposure to NA aftermarket – reduces cyclicality, improves margins
  - Stake in Gianetti provides access to large and growing European market
  - Brillion is well positioned for the recovery in its end markets (2017 – 2018)
- **Product Technology Leadership Position**
  - Current product portfolio setting new industry benchmarks
  - Additional new technologies in pipeline for 2016 and beyond
- **Improving Financial Performance and Strong Liquidity Position**

Questions